UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         Date of Report: April 11, 2011


                            Vibe Records, Inc. Nevada
             (Exact name of registrant as specified in its charter)

         Nevada                    000-51107                   71-0928242
(State of incorporation)    (Commission File Number)    (IRS Employer ID Number)

824 Old Country Road, PO Box 8, Westbury NY                       11590
 (Address of principal executive offices)                      (Zip Code)

                                 (516) 333-2400
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange
    Act (17 CFR 240.13e-4c)

SECTION 9.01 - FINANCIAL STATEMENT AND EXHIBITS

(c) Exhibits

The following Exhibit is hereby filed as part of this Current Report on Form
8-K:

     Exhibit                      Description
     -------                      -----------

      16.1          Letter from S. W. Hatfield, CPA

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VIBE RECORDS, INC. NEVADA


By: /s/ Timothy J. Olphie
   ----------------------------------
   Timothy J. Olphie
   Chief Executive Officer and
   Chief Financial Office

Date: May 20, 2011

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